                                                                   Exhibit 99.01

                    SEPARATION AGREEMENT AND GENERAL RELEASES

          This Separation  Agreement and General  Releases (the  "Agreement") is
dated as of September 7, 2006, by and between Del Global  Technologies  Corp., a
New York  corporation  (who along with its subsidiaries is referred to herein as the "Company"), and Mark A. Koch ("Koch").

         WHEREAS, this Agreement governs the terms of Koch's separation from the
Company and the Company's financial and other obligations to Koch.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration,  the receipt and sufficiency  of which are  hereby  acknowledged,  the  parties  hereby  agree as follows:

          1.   TERMINATION DATE. Koch and the Company agree that his last day of employment  with the Company will be the first business day following the filing by the Company with the U.S.  Securities  and Exchange  Commission of its Annual
Report on Form 10-K for the fiscal  year  ending  July 29,  2006 but in no event later than  November  30, 2006  unless  mutually  agreed in writing  between the parties (the  "Termination  Date").  Koch understands and agrees that, as of the
Termination  Date,  he will no  longer  be  authorized  to incur  any  expenses, obligations,  or liabilities on behalf of the Company,  and agrees that he shall submit for  reimbursement  any outstanding  expenses  incurred with  appropriate documentation for which he seeks  reimbursement  within four (4) weeks following the  Termination  Date.  Koch further  understands  and agrees  that,  as of the
Termination  Date,  he will no longer be  authorized  to conduct any business on behalf  of  the  Company  or to  hold  himself  out  as an  employee,  agent  or representative  of the Company.  Effective on the Termination Date, Koch resigns from  any  executive  positions  he  holds  with  the  Company  and any  Company subsidiaries  and/or affiliates  including,  without  limitation,  Villa Sistemi
Medicali,  S.p.A.  It is further  understood and agreed that after September 30,
2006, when the lease on the Company's offices in Valhalla,  New York terminates,
Koch shall work from his home office, except when necessary to travel on Company business;  provided, however, that any such travel shall be reasonable in nature and scope,  Koch shall be paid or reimbursed  for his  reasonable  and necessary travel,  lodging, meal and incidental expenses in accordance with Company policy if  required  to  travel,  and Koch shall be  excused  from work when  needed to interview or otherwise  engage in  activities  in pursuit of employment to begin with another  employer  following the  Termination  Date so long as such absence from work does not interfere  with the  performance by Koch of his duties to the
Company.

          2.   SEVERANCE BENEFITS AND OTHER PAYMENTS DUE.

               (a)  Separate  and apart from the  severance  benefits  described below,  the Company shall  continue to pay Koch his full base salary through the
Termination  Date at the rate  currently  in effect,  and shall pay Koch for his earned but unused  vacation  pay for no more than 10 earned but unused  vacation days or $6,505.  Such  vacation  pay shall be paid to Koch as required by law on the next payday following the Termination Date.

               (b)  The  Company   will  pay  Koch  a  severance   payment  (the
"Severance Payment") equal to $165,000 which is one (1) times Koch's annual base salary  currently  in effect.  The  Severance  Payment  shall be paid to Koch in pro-rata equal installments pursuant to the Company's standard payroll practices over a  twelve-month  period  commencing  with the first  payday  following  the
Termination Date; provided,  however, that in the event the Company sells any of its assets or the assets of any of its U.S.  subsidiaries for cash and such sale results in net cash proceeds to the Company of at least $5.0  million,  then the
Company  shall pay to Koch any  balance  outstanding  of the  Severance  Payment within ten (10) days after the receipt by the Company of such net cash  proceeds from such asset sale.

               (c)  Koch will  also be  entitled  to  receive  health  insurance coverage for himself and his dependents under the same plan or plans under which he was covered  prior to the  Termination  Date or  substantially  similar group medical  plan(s)  established  by the  Company  or any  one of its  subsidiaries thereafter.  Such health insurance  coverage shall be paid for by the Company to the same extent as if Koch was still  employed by the Company,  and Koch will be required  to make such  payments as he would be required to make if he was still employed by the Company.  This  coverage  will  continue for a period of one (1)
year following the Termination Date.

               (d)  The Company shall  withhold  from any amounts  payable under subparagraphs (a) and (b) above all federal, state, city or other taxes required by  applicable  law to be withheld  by the  Company and shall make all  required employer payments for Social Security and Medicare.

               (e)  In the  event  that  the  Company  fails  to make any of the payments  required by subparagraph  (b) above on the date due or within five (5)
business  days after a written  notice of such  failure to pay is provided  (the
"Notice  Period"),  then any and all unpaid amounts due shall  accelerate and be payable to Koch.  For each day after the date of such Notice Period has expired, and for every day thereafter that the unpaid amount is not paid in full to Koch, then the total of all unpaid amounts of the Severance  Payment shall  accelerate and be payable to Koch  immediately  and all such unpaid  amounts  shall  accrue interest at the rate of 9% per annum.  If payments  due have not been made prior to the time that the Notice Period has expired, then Koch may commence a lawsuit for any and all unpaid amounts required by subparagraph (b) above, including the amounts  accelerated,  plus interest on all such amounts, and the Company agrees to pay the full amount of Koch's reasonable  attorneys fees and expenses in such lawsuit.  Further, the Company agrees that in any such lawsuit, the Company will not  assert any  affirmative  defenses,  setoffs,  or  counterclaims;  provided, however, that nothing shall prohibit the Company from bringing a separate action against Koch for breach of this Agreement or of any other legal  obligation that
Koch may have to the Company.  In any such lawsuit  against Koch,  the party who substantially  prevails  in such action  shall be  entitled to payment  from the other party for all of its or his costs and  expenses  incurred in such  action, including reasonable attorneys fees.

               (f)  Koch  acknowledges  and agrees that he is not  otherwise due any other monies from the Company including any unpaid salary, benefits,  change in control payments,  or other compensation other than outstanding  expenses for which he will submit for  reimbursement  as  provided  in Section 1 hereof,  any unpaid base salary in the current payroll period through the  Termination  Date, any unpaid  vacation  pay as set forth  above and any vested  amounts  under any employee  benefit  plan  governed  by ERISA  that  have not yet been paid to him
(including group medical benefits).  Koch understands that he is not entitled to any  payments  from the  Company  of any kind or  nature  pursuant  to any other agreement  or  agreements  with the Company  other than the payment and benefits described or referred to within this Agreement.  Koch further  understands  that aside from the foregoing, he is not entitled to and will not receive any further payment or benefits of any kind from the  Company.  This is not intended to be a declination of COBRA coverage or a waiver of any rights under COBRA.

          3.   RELEASES. In exchange for the consideration  provided for in this
Agreement,   without  any  further  deed  or  action,   Koch   irrevocably   and
unconditionally releases the Company, its predecessors,  parents,  subsidiaries,
affiliates,   and  past,  present  and  future  officers,   directors,   agents,
consultants, employees,  representatives,  and insurers, as applicable, together with all  successors  and  assigns of any of the  foregoing  (collectively,  the
"Releasees"), of and from all claims, demands, actions, causes of action, rights
of  action,  contracts,  controversies,   covenants,  obligations,   agreements,
damages,  penalties,  interest,  fees, expenses,  costs,  remedies,  reckonings, extents,  responsibilities,  liabilities,  suits,  and proceedings of whatsoever kind, nature, or description, direct or indirect, vested or contingent, known or unknown, suspected or unsuspected, in contract, tort, law, equity, or otherwise, under the laws of any  jurisdiction,  that  Koch or his  legal  representatives, successors or assigns,  ever had, now has, or hereafter can, shall, or may have, against the Releasees,  as set forth above, jointly or severally,  for, upon, or by reason of any matter,  cause,  or thing  whatsoever from the beginning of the world through, and including, the date of this Agreement ("Claims"), arising out of Koch's employment with the Company.

          It is understood and agreed that Koch hereby  expressly waives any and all laws or statutes, of any jurisdiction  whatsoever,  which may provide that a general release does not extend to claims not known or suspected to exist at the time of executing a release  which if known would have  materially  affected the decision to give said  release.  It is  expressly  intended and agreed that this
Release does in fact extend to such unknown or unsuspected Claims arising out of
Koch's  employment  with the Company,  related to anything which has happened to the date hereof even if knowledge  thereof  would have  materially  affected the decision to give said release.

          Such  release  includes,  but is not limited to, the  violation of any express or implied contract;  any federal,  state or local laws,  restricting an employer's right to terminate  employees,  or otherwise  regulating  employment;
workers  compensation,  wage and hour,  or other  employee  relations  statutes, executive  orders,  ordinance,  or  regulations,  including any rights or claims under Title VII of the Civil Rights Act of 1964, as amended the Civil Rights Act of 1991, the Americans with Disabilities Act of 1990, the  Rehabilitation Act of
1973,  the Family and Medical  Leave Act of 1993,  the Civil Rights Act of 1866,
the Age  Discrimination in Employment Act of 1967, the Fair Labor Standards Act,
the WARN Act, or any state or local laws covering the same subject matter;  tort
(including,  without  limitation,  negligent  conduct,  invasion  of privacy and
defamation);   any  federal,   state,  or  local  laws  providing  recourse  for
retaliation,  wrongful discharge,  dismissal or other obligations arising out of public policy, physical or personal injury, fraud, negligent misrepresentations, and similar or related  claims.  The laws  referred to in this  section  include statutes,  regulations, other administrative guidance, and common law doctrines.
Any and all claims  and/or  disputes  arising  out of or  relating to any of the foregoing shall be, and are, finally compromised, released and settled.

          Notwithstanding  the  foregoing,  this release does not include Koch's right to enforce the terms of this  Agreement,  his rights under  COBRA,  or his rights to vested  benefits  under  ERISA or any  other  statute  whereby a party cannot  waive his rights in a private  agreement  with his  employer.  Except to enforce this Agreement or as otherwise provided by law, Koch agrees that he will not pursue, file or assert or permit to be pursued,  filed or asserted any civil action,  suit or legal proceeding seeking equitable or monetary relief (nor will he seek or in any way obtain or accept any such relief in any civil action, suit or legal  proceeding)  in connection  with any matter  concerning his employment relationship with the Company and/or the termination thereof with respect to all of the claims  released herein arising from the beginning of the world up to and including the date of execution of this  Agreement  (whether known or unknown to him and including any continuing  effects of any acts or practices  prior to the date of execution of this Agreement).

          If Koch should  bring any action  arising  out of the  subject  matter covered by this Agreement,  except to enforce this Agreement or his rights under law, he understands  and recognizes  that he will, at the option of the Company, be considered in breach of this  Agreement and shall be required to  immediately return any and all funds received  pursuant to this Agreement.  Furthermore,  if the Company should substantially  prevail in any such lawsuit, Koch shall pay to the Company all of its costs and expenses incurred in such an action,  including reasonable  attorney's  fees.  If Koch should  bring any action to enforce  this
Agreement or defend any action by the Company to enforce this Agreement,  and if he substantially  prevails in such action,  the Company shall pay to Koch all of his  costs  and  expenses  incurred  in such  an  action,  including  reasonable attorney's fees.

          In exchange for the consideration provided for in this Agreement,  and without  any  further  deed  or  action,  the  Company  hereby  irrevocably  and unconditionally  releases and forever discharges Koch and his heirs,  executors, and representatives of and from all claims, demands,  actions, causes of action, rights of action, contracts, controversies,  covenants, obligations, agreements, damages,  penalties,  interest,  fees, expenses,  costs,  remedies,  reckonings, extents,  responsibilities,  liabilities,  suits,  and proceedings of whatsoever kind, nature, or description,  direct or indirect,  vested or contingent,  which are presently known in contract,  tort, law, equity, or otherwise,  or under the laws of any jurisdiction,  that the Company now has, or hereafter can, shall, or may have,  against Koch for, upon, or by reason of any matter,  cause,  or thing whatsoever from the beginning of the world through,  and including,  the date of this Agreement (the "Koch Claims").

          4.   COMPANY  INFORMATION  AND  PROPERTY.  Koch agrees to  immediately return to the Company all Company  property and  information  in his  possession including,  but not limited to, Company  files,  financial  models,  strategies,
compilations,   studies,  manuals,  memoranda,  client  lists  or  other  client information, or other documents or records related to the Company's business and operations,  in any form in which they are  maintained,  and agrees that he will not retain any copies,  duplicates,  reproductions,  or excerpts  thereof in any form. Koch also agrees to immediately return any computer equipment,  Blackberry equipment,  cell phones,  access codes, discs,  software, or other Company-owned items in his possession.

          5.   COOPERATION;  INDEMNIFICATION.  Koch agrees that, upon reasonable request, he will cooperate with the Company so long as such cooperation does not interfere  in any  material  respects  with  any  full-time  job he may  have or business he is conducting at the time.  The  obligation to cooperate will extend only to these  matters  with  which  Koch may have  been  involved  while he was employed by the Company.  The Company  agrees to reimburse  Koch for any and all expenses  reasonably incurred by him in connection with any such request made by the Company.  The Company  acknowledges  and  confirms  that Koch is entitled to indemnification  to the extent provided for in the Company's charter and bylaws, the charter and bylaws of any of the Company's  subsidiaries that Koch served as an officer and/or director,  including Villa Sistemi Medicali,  S.p.A.,  and any
insurance   policies  of  the  Company  or  its   subsidiaries   providing   for
indemnification coverage to Koch.

          6.   CONFIDENTIALITY.  Koch agrees that he will not disclose, directly or indirectly,  the underlying  facts that led up to this Agreement or the terms or amount to be paid under this  Agreement.  Koch represents that he has not and will not, in any way,  publicize the terms of this Agreement and agrees that its terms are  confidential  and will not be  disclosed  by him,  except that he may discuss  the  terms of this  Agreement  with  his  attorneys,  financial  or tax advisors, and members of his immediate family, or as otherwise required by law.

          7.   NON-DISPARAGEMENT.  Koch  represents  and  agrees  that he  shall refrain from making any written or oral  statements to any person or entity with whom the Company or Koch has had or may have a business  or social  relationship which may reasonably be expected to impugn or degrade the character,  integrity, or ethics of the Company, its affiliates,  directors,  employees, or clients, or which may reasonably be expected to damage the business,  image or reputation of the Company, its affiliates, directors, employees, or clients.

          8.   APPLICABLE LAW AND JURISDICTION. This Agreement shall be governed by and construed in accordance  with the laws of the State of New York,  without regard to its conflicts of law principles. Any dispute regarding this Agreement, or relating to Koch's employment with the Company shall be brought in the courts located in New York County,  New York which will be the  exclusive  jurisdiction for such disputes. The Company and Koch hereby expressly waive a right to a jury trial in any such actions.

          9.   ENTIRE  AGREEMENT.  This Agreement may not be changed or altered, except by a writing  signed by both parties.  Until such time as this  Agreement has been  executed  and  subscribed  by both parties  hereto:  (i) its terms and
conditions  and  any  discussion   relating   thereto,   without  any  exception
whatsoever, shall not be binding nor enforceable for any purpose upon any party;
and (ii) no provision  contained  herein shall be construed as an  inducement to act or to  withhold  an  action,  or be  relied  upon as  such.  This  Agreement constitutes an integrated, written contract, expressing the entire agreement and understanding  between the parties with respect to the subject matter hereof and supersedes  any and all prior  agreements and  understandings,  oral or written, between  the  parties,  including  but not  limited  to the  Severance  Benefits
Agreement  dated  May 23,  2005  between  the  Company  and you (the  "Severance
Benefits  Agreement") EXCEPT THAT that the terms and conditions of Article IV of the Severance  Benefits  Agreement  shall survive and shall be of full force and effect  after the  execution of this  Agreement,  except that Article 4.3 of the
Severance  Benefits  Agreement  shall  be  amended  to add the  words  "property containing any" before the words "Confidential Information."

          10.  ASSIGNMENT. Koch represents and warrants that he has not assigned or  transferred  any claim he is releasing,  nor has he purported to do so. This
Agreement  binds  Koch's  heirs,  administrators,   representatives,  executors,
successors,  and assigns, and will insure to the benefit of all Released Parties
and  their  respective  heirs,   administrators,   representatives,   executors,
successors,  and  assigns.  This  Agreement  is binding upon the Company and its successors and assigns. 11. SEVERABILITY.  If any provision in this Agreement is found to be unenforceable, all other provisions will remain fully enforceable.

          12.  INDEPENDENT   LEGAL  COUNSEL.   Koch  acknowledges  that  he  has
consulted  with  independent  legal  counsel  regarding the legal effect of this
Agreement, and is entering into this Agreement freely and voluntarily.

          13.  BINDING  EFFECT.  This  Agreement  will  be  deemed  binding  and effective  immediately upon its execution by Koch;  provided,  however,  that in accordance  with the Age  Discrimination  in Employment Act of 1967 ("ADEA") (29
U.S.C.  ss. 626, as amended),  Koch's waiver of ADEA claims under this Agreement is subject to the following: Koch may consider the terms of his waiver of claims under the ADEA for  twenty-one  (21) days before signing it. Koch may revoke his waiver of claims  under the ADEA  within  seven (7) days of the day he  executes this Agreement. Koch's waiver of claims under the ADEA will not become effective until the eighth (8th) day  following  his signing of this  Agreement.  Koch may revoke his waiver of ADEA claims  under this  Agreement  by  delivering  written notice of such revocation via facsimile  before the end of the seventh (7th) day following  his  signing of this  Agreement  to: Del Global  Technologies  Corp., facsimile number  847-288-7011,  Attention:  Chairman of the Board. In the event that Koch  revokes his waiver of ADEA claims under this  Agreement  prior to the eighth  (8th) day after  signing it, the  remaining  portions of this  Agreement shall  remain in full  force in  effect,  provided  that the  obligation  of the
Company to provide the payments  and  benefits  set forth in Agreement  shall be null and void.  Koch  further  understands  that if he does not  revoke the ADEA waiver in this Agreement within seven (7) days after signing this Agreement, his waiver of ADEA claims will be final, binding, enforceable, and irrevocable.

          KOCH UNDERSTANDS THAT FOR ALL PURPOSES OTHER THAN HIS WAIVER OF CLAIMS
UNDER  THE  ADEA,  THIS  AGREEMENT  WILL  BE  FINAL,  EFFECTIVE,   BINDING,  AND
IRREVOCABLE IMMEDIATELY UPON ITS EXECUTION.

          14.  ACKNOWLEDGEMENT.  Koch  acknowledges  that he: (a) has  carefully read this  Agreement in its entirety;  (b) has had an opportunity to consider it for at least  twenty-one  (21) days; (c) has been advised to consult and has had an opportunity to consult with legal counsel of his choosing in connection  with this Agreement;  (d) fully  understands the significance of all of the terms and conditions  of this  Agreement  and has discussed  them with  independent  legal counsel;  (e) has had  answered to his  satisfaction  any  questions  asked with regard  to the  meaning  and  significance  of any of  the  provisions  of  this
Agreement;  and (f) is signing this  Agreement  voluntarily  and of his own free will and agrees to abide by all the terms and conditions contained herein.

          This Agreement may be executed in counterparts, each of which shall be deemed an original,  but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the first date set forth above.

                                          DEL GLOBAL TECHNOLOGIES CORP.

                                          By:  /s/ James Henderson
                                             -----------------------------------
                                             Name:  James Henderson
                                             Title: Chairman of the Board

                                             /s/ Mark A. Koch
                                          --------------------------------------
                                          Mark A. Koch